                                 SCHEDULE 14A
                                (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     CREATIVE COMPUTER APPLICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        Steven M. Besbeck, President
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                      CREATIVE COMPUTER APPLICATIONS, INC.
                               26115-A MUREAU ROAD
                               CALABASAS, CA 91302




                                                                January 12, 2001

Dear Shareholder:

     The Company's 2001 Annual Meeting of Shareholders will be held at 10:00 a.m., Pacific Time, on Monday, February 26, 2001, at the Company's offices at 26115-A Mureau Road, Calabasas, California 91302.

     The formal Notice of Annual Meeting of Shareholders and the Proxy Statement for the Meeting are on the following pages.

     In order to assure that a quorum is present at the Meeting, you are urged to sign and mail the enclosed proxy card at once, even though you may plan to attend in person. You may revoke the proxy at any time prior to its being voted by filing with the Secretary of the Company either an instrument of revocation or a duly executed proxy card bearing a later date. If you attend the Meeting, you may elect to revoke the proxy and vote your shares in person.

     The prompt return of your proxy card will help us avoid the expense of further requests for proxies.

     For your convenience in returning your proxy card, we enclose a return envelope, which requires no postage.

     Financial and other information concerning the Company is contained in the enclosed Annual Report on Form 10KSB for the fiscal year ended August 31, 2000.


                                            Very truly yours,


                                            /s/  BRUCE M. MILLER

                                            Bruce M. Miller
                                            CHAIRMAN OF THE BOARD

                      CREATIVE COMPUTER APPLICATIONS, INC.
                               26115-A MUREAU ROAD
                               CALABASAS, CA 91302

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 26, 2001

                                   ----------



To the Shareholders of
Creative Computer Applications, Inc.

     Notice is hereby given that the 2001 Annual Meeting of Shareholders of Creative Computer Applications, Inc. (the "Company") will be held at the Company's offices at 26115-A Mureau Road, Calabasas, California 91302, on Monday February 26, 2001 at 10:00 a.m. Pacific Time, for the following purposes:

     1. To elect five members of the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

     2. To ratify the appointment of BDO Seidman, LLP as the Company's independent accountants for the current fiscal year.

     3. To consider and transact such other business as may properly be brought before the Meeting or any adjournment thereof.

     Only shareholders of record at the close of business on January 5, 2001 will be entitled to vote at the Meeting. The stock transfer books will not be closed.

     Financial and other information concerning the Company is contained in the enclosed Annual Report on Form 10KSB for the fiscal year ended August 31, 2000.


                                            By Order of the Board of Directors,


                                            /s/ JAMES R. HELMS

                                            James R. Helms
                                            SECRETARY




                             YOUR VOTE IS IMPORTANT

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL YOUR PROXY PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                      CREATIVE COMPUTER APPLICATIONS, INC.
                               26115-A MUREAU ROAD
                           CALABASAS, CALIFORNIA 91302


                                 PROXY STATEMENT

                       2001 ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement and the enclosed form of proxy card are being sent or given to shareholders of Creative Computer Applications, Inc., a California corporation (the "Company"), in connection with the solicitation of proxies by Management on behalf of the Board of Directors of the Company for use at the 2001 Annual Meeting of Shareholders (the "Meeting") to be held on Monday, February 26, 2001 at 10:00 a.m. Pacific Time at the Company's offices at 26115-A Mureau Road, Calabasas, California 91302. The Annual Report on Form 10KSB to the shareholders of the Company for the fiscal year ended August 31, 2000, including its financial statements and information concerning the Company, is enclosed with this mailing. The Company anticipates that this Proxy Statement and accompanying form of proxy will first be mailed or given to its shareholders on or about January 12, 2001.

     If the enclosed proxy card is properly signed and returned, the shares represented by the proxy card will be voted and, if the shareholder indicates a voting choice in the proxy card, the shares will be voted in accordance with such choice. If the proxy card is signed but no specification is made, the shares designated in the proxy card will be voted FOR the election of the nominees for Directors listed below; and FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent certified public accountants for the current fiscal year. Management knows of no business that will be presented at the Meeting other than that which is set forth in this Proxy Statement. If any other matter properly comes before the Meeting, the proxy holders will vote the proxies in accordance with their best judgment, subject to contrary shareholder instructions on any specific proxy card.

     Any proxy may be revoked by the shareholder giving the Company, at any time prior to its being voted, by filing with the Secretary of the Company, an instrument of revocation or a duly executed proxy card bearing a later date. Any proxy may also be revoked by the shareholder's attendance at the Meeting and election, by filing an instrument of revocation, to vote in person.


                      RECORD DATE AND VOTING AT THE MEETING

     The Board of Directors has fixed the close of business on January 5, 2001 as the record date for the determination of the shareholders of the Company entitled to notice of, and to vote at, the Meeting. At that date, there were issued and outstanding 3,173,575 of the Company's common shares (the "Common Shares"). The holders of record of Common Shares are entitled to one vote per Common Share on each matter submitted to the Meeting subject, in the case of election of Directors, to the cumulative voting provisions described below. There are no outstanding securities of the Company other than the Common Shares entitled to vote at the Meeting.

     The presence at the Meeting, in person or by proxy, of the holders of a majority of the votes attributable to Common Shares entitled to vote shall constitute a quorum for the transaction of business at the Meeting. Assuming a quorum is present, the vote of a plurality of the votes cast at the Meeting by the holders of Common Shares is required for the election of Directors. Approval of such other matters as may properly come before the Meeting or any adjournment of the Meeting requires the affirmative vote of holders of a majority of the votes attributable to Common Shares entitled to vote at the Meeting. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

     Pursuant to the requirements of the California Corporations Code and the Company's By-laws, the holders of the Company's Common Shares may cumulate their votes for the election of Directors of the Company if any shareholder gives notice, at the Meeting prior to voting, of his or her intention to cumulate his or her votes. Cumulative voting means that each shareholder entitled to vote may cast that number of votes equal to the product of the number of his or her

Common Shares multiplied by the number of Directors being elected. Since five Directors are being elected at the Meeting, each shareholder may cast a total of five votes per Common Share for all nominees for Director. A shareholder may cast all of his or her votes for a single nominee or may allocate them among two or more nominees. Instructions for allocation may be marked on the proxy card in the space provided opposite each nominee's name and, if the proxy card is properly marked, the persons acting under the proxy will give notice of the shareholder's intent to vote cumulatively. Unless a contrary instruction is properly marked on the proxy card, the persons acting under the proxy will cumulatively vote so as to maximize the probability that each nominee will be elected.


                              ELECTION OF DIRECTORS

     The By-Laws of the Company provide that the Company's Board of Directors shall consist of not less than three nor more than nine Directors, as determined by the Company's Board of Directors, each to hold office for a term of one year and until a successor shall be duly elected and qualified. The present number of Directors constituting the entire Board is five.

     A board of five Directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently Directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as Directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a Director. The term of office of each person elected as a Director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

     During the fiscal year ended August 31, 2000, the Board of Directors held a total of four (4) meetings. Each of the current Directors participated in all such meetings.

     The Board of Directors of the Company has established a Compensation Committee for the purpose of reviewing and making recommendations concerning compensation plans and salaries of officers and other key personnel. The Compensation Committee, as an ongoing responsibility, periodically reviews industry related surveys of other companies similar in size and complexity to the Company to determine reasonable salary ranges and incentive compensation for its managers and key employees. The members of the Compensation Committee are Lawrence S. Schmid and Robert S. Fogerson, Jr. The Compensation Committee met once during the fiscal year ended August 31, 2000.

     The Board of Directors of the Company has also established an Audit Committee for the purpose of meeting with the Company's independent accountants and to review the scope of the audit, internal accounting controls, any change in accounting principles, significant audit adjustments, audit disclosures and related matters. The members of the Audit Committee are Robert S. Fogerson, Jr., Lawrence S. Schmid, and Bruce M. Miller. The Audit Committee and the remaining members of the Board of Directors met once during the fiscal year ended August 31, 2000. The Audit Committee recommends engagement of BDO Seidman, LLP as the Company's independent certified public accountants.

     The Board initially adopted a charter for the Audit Committee in March 2000, and later amended the charter in August 2000. A copy of the final approved charter is attached hereto as Appendix A. The Board has determined that at least two of the members of the Audit Committee are "independent" as that term is defined by the listing standards of the American Stock Exchange for small business filers under the Securities and Exchange Commission Regulation S-B.

     See "Principal Securities Holders" for a summary of beneficial ownership of the Company's Common Shares by the officers, Directors and certain beneficial owners.

     Background information concerning each present Director, executive officer and each nominee for the office of Director of the Company is as follows:

                                            Office with Company;                              Year First
Name, Age                                   Background Information                            Elected Director
---------                                   ----------------------                            ----------------
Bruce M. Miller, 54                         Chairman of the Board and Chief
                                            Technology Officer                                1978
                                            since its inception in 1978.


Steven M. Besbeck, 52                       President, Chief Executive Officer of             1980
                                            the Company since August 1983 and
                                            a Director of the Company since November
                                            1980 and Chief Financial Officer.  Director
                                            of International Remote Imaging Systems.


James R. Helms, 56                          Vice President/Operations since 1982              1987
                                            and Secretary.


Lawrence S. Schmid, 59                      President and Chief Executive Officer,            1991
                                            Strategic Directions International, Inc.,
                                            a management consulting firm specializing
                                            in technology companies.

Robert S. Fogerson, Jr., 47                 Chief Operating Officer, of                       1992
                                            ViroMED Laboratories, Inc., a leading
                                            independent laboratory providing clinical
                                            testing services since 1998.  Mr. Fogerson
                                            had previously served in various capacities
                                            at PharmChem Laboratories since 1975.

                             EXECUTIVE COMPENSATION

                                                                                     LONG TERM COMPENSATION
                                                                                     ----------------------
                                            ANNUAL COMPENSATION                    AWARDS              PAYOUTS
                                            -------------------                    ------              -------
(A)                       (B)          (C)          (D)          (E)           (F)          (G)          (H)          (I)

                                                                OTHER
NAME                                                           ANNUAL      RESTRICTED   SECURITIES                 ALL OTHER
AND                                                            COMPEN-        STOCK     UNDERLYING      LTIP        COMPEN-
PRINCIPAL                                                      SATION       AWARD(S)     OPTIONS/      PAYOUTS      SATION
POSITION                 YEAR       SALARY($)    BONUS($)        ($)           ($)       SAR'S(#)        ($)          ($)
------------------------------------------------------------------------------------------------------------------------------
Steven M. Besbeck        2000        173,335             0            0            0       40,000            0        1,808
President, CEO,          1999        177,047        21,710            0            0            0            0        1,588
CFO                      1998        152,935             0            0            0       10,000            0        1,528

Bruce M. Miller          2000        183,834             0            0            0       40,000            0        5,334
Chairman                 1999        167,433        21,535            0            0            0            0        5,006
                         1998        161,363             0            0            0       10,000            0        4,575

James R. Helms           2000        125,010             0            0            0       40,000            0        6,961
Vice President           1999        117,171        16,139            0            0            0            0        4,351
Operations               1998        110,983             0            0            0       10,000            0        2,537



                              EMPLOYMENT AGREEMENTS

     Messrs Bruce Miller and Steven Besbeck are employed by the Company on a month-to-month basis pursuant to the terms of their employment agreements. Each agreement provides for a base salary at an annual rate of $172,289 for Mr. Miller and $176,911 for Mr. Besbeck and authorizes the payment of other fringe benefits and bonuses made available by the Company to its senior executives. The persons referred to above also received insurance benefits which were paid for by the Company and employer contributions to their 401(k) plan accounts as provided for in the Company's 401(k) profit sharing plan. These amounts, including amounts accrued and unconditionally vested under the 401(k) plan, are reflected in the table above.

     The Company has adopted a profit sharing plan pursuant to which income tax is deferred on amounts contributed by employees under Section 401(k) of the Internal Revenue Code. All employees, over the age of 21, are eligible to participate in the plan after the completion of six months of service. The company contributes, on a matching basis, 25% of the employee's contribution up to 4%. The Company's contribution becomes vested at the rate of 20% for each full year of employment. Both the employee and Company contributions are subject to aggregate annual limits under the Internal Revenue Code.


                            COMPENSATION OF DIRECTORS

     Directors who are not officers or employees of the Company are paid Directors' fees of $2,000 per meeting and are reimbursed for their reasonable expenses for attending meetings. At present, there are two directors, Lawrence
S. Schmid and Robert S. Fogerson, Jr., who are not officers and/or employees of the Company.

                               STOCK OPTION PLANS

                             1997 STOCK OPTION PLAN

     The Company's 1997 Stock Option Plan is administered by the Board of Directors of the Company or a Committee of not less than two members thereof, which has the authority to determine the persons to whom the options may be granted, the number of shares to be covered by each option, the time or times at which the options may be granted or exercised and, for the most part, the terms and provisions of the options. The 1997 Plan permits the grant of both incentive stock options ("ISOs") qualifying under section 422 of the Internal Revenue Code ("Code") and non-qualified stock options ("NSOs"), which do not so qualify. Under the 1997 Plan, the option exercise price of ISOs may not be less than 100% (or 110% if the optionee owns 10% or more of the outstanding voting securities of the Company) of the fair market value of the Common Shares on the date of grant. The option exercise price of NSOs may not be less than 85% of the fair market value of the Common Shares on the date of grant. No option under the 1997 Plan may be exercised more than ten years from the date of grant except that options granted to optionees owning 10% or more of the outstanding voting securities of the Company may not be exercised more than five years from the date of grant.

     The 1997 Plan is intended to offer a proprietary interest in the Company to "Key Employees" and "Key Contractors" contributing to the Company's success and, by increasing their proprietary interest, to encourage them to remain in the employ and service of the Company, to assist the Company in competing effectively for the services of new employees and to attract and retain the best available persons as directors of the Company. "Key Employees" are defined as persons, including officers and directors, employed by the Company, or any parent or subsidiary of the Company, on a compensable basis who hold positions of responsibility with the Company or a parent or subsidiary. "Key Contractors" are defined as persons (including officers whether or not they are also directors) employed by the Company or any parent or subsidiary of the Company to render services (including services solely as a member of the Board of Directors) to or on behalf of the Company or any parent or subsidiary of the Company.

     No options may be exercised within 12 months after the date of grant and must be exercisable at the rate of at least 20% per year over 5 years from the date of grant; options granted to directors will be exercisable at the rate of 25% per year in each of the second, third, fourth and fifth years from the date of grant on a cumulative basis.

     The 1997 Plan provides for the granting of ISOs to purchase a maximum of 500,000 Common Shares and for the granting of NSOs to purchase a maximum of 300,000 Common Shares.

     The aggregate number of shares subject to options, the maximum number of shares which may be purchased, and the number of shares and the exercise price for shares covered by outstanding options will be adjusted appropriately upon a stock split or reverse split of the issued Common Shares, the payment of a stock dividend, or the re-capitalization, combination or reclassification, or other increase or decrease in Common Shares.

     Stock options granted under the 1997 Plan may not be transferred except by will or according to the laws of descent and distribution. During the lifetime of the optionee, stock options may be exercised only by the optionee or by his or her guardian or legal representative.

     The 1997 Plan provides that if an optionee's employment with the Company is terminated because of disability or death, no ISOs held by the optionee shall be exercisable later than 12 months after the date of termination. Upon the death of an optionee, all options held or the unexercised portion thereof exercisable on the date of death are exercisable by the optionee's personal representative, heirs or legatees at any time prior to the expiration of 12 months from the date of death. An optionee holding ISOs, whose employment with the Company terminates other than by disability or death must exercise the ISOs within 90 days after such termination.

     The 1997 Plan provides that if an optionee terminates employment with the Company because of retirement with the consent of the Company, all NSOs held by the optionee, or unexercised portions thereof, expire on the date of retirement except for NSOs or unexercised portions thereof which were otherwise exercisable on the date of retirement, which expire unless exercised within 90 days after the date of retirement. An optionee whose employment with the Company or service as a director of the Company is terminated for any reason other than those described above must exercise NSOs within 210 days after such termination of employment or service, as the case may be.

     The 1997 Plan provides that no options shall be granted thereunder after April 25, 2007. If options granted under the 1997 Plan expire for any reason or are canceled or terminated prior to April 25, 2007, the Common Shares allocable to any unexercised portion of such option may again be subject to an option.

     Because the 1997 Plan will provide optionees the opportunity to acquire Common Shares through the exercise of stock options, the exercise of any stock option may have a proportionate dilutive effect on the holders of then outstanding Common Shares from both a financial standpoint (effect on earnings per share, etc.) and voting standpoint.

     The Board of Directors may amend, suspend or discontinue the 1997 Plan at any time. However, no such amendment may, without shareholder approval, materially increase the number of Common Shares which may be issued under the Plan, change the class of eligible participants or materially increase benefits accruing to participants under the Plan.

     As of December 15, 2000, there were outstanding ISO's to purchase 242,000 Common Shares at an average per share exercise price of $.98 and NSO's to purchase 125,000 Common Shares at an average per share exercise price of $.94.


                             1992 STOCK OPTION PLANS

     The Company's 1992 Non-Qualified Stock Option Plan ("1992 Non-Qualified Plan") and the 1992 Incentive Stock Option Plan ("1992 Incentive Plan") were discontinued in September 1996. The 1992 Incentive Plan reserved 400,000 Common Shares for issuance pursuant to granted options, and the 1992 Non-Qualified Plan reserved 200,000 Common Shares for issuance pursuant to granted options.

     Both of the 1992 Plans were administered by the Board of Directors of the Company, which, except with respect to the directors themselves, had the authority to determine the persons to whom the options may be granted, the number of shares to be covered by each option, the time or times at which the options may be granted or exercised and, for the most part, the terms and provisions of the options. Under the 1992 Non-Qualified Plan, the exercise price could not have been less than 85% (100% for officers and directors or 110% if the optionee owned 10% or more of the outstanding voting securities of the Company) of the fair market value of the Common Shares as determined by the Board on the date of grant. Under the 1992 Incentive Plan, the option exercise price could not have been less than 100% (or 110% if the optionee owned 10% or more of the outstanding voting securities of the Company) of the fair market value of the Common Shares, as determined by the Board on the date of grant.

     No option under either plan could be exercised within twelve months of the date of grant or more than five years from the date of grant and must have been exercisable at the rate of at least 20% per year; options granted to directors are exercisable at the rate of 25% in each of the second, third, fourth and fifth years, on a cumulative basis. Each plan limited the percentage of the total number of Common Shares subject to the plan for which options could have been granted to officers and directors to 50%.

     Under the 1992 Non-Qualified Plan, all directors, upon their election and on September 30 of each subsequent year, automatically received options to purchase 5,000 shares (or a prorated amount if they have served less than a full year). Under the 1992 Incentive Plan, each eligible director automatically received options to purchase 5,000 shares on September 30th of each year (or a prorated amount if they have served less than a full year). These automatic grants were the only options directors were entitled to receive under the plans.

     As of December 15, 2000, there were outstanding options to purchase 35,815 Common Shares under the 1992 Incentive Plan at an average per share exercise price of $.91 and options to purchase 25,000 Common Shares under the 1992 Non-Qualified Plan at an average per share exercise price of $.92.

     The following table sets forth information as to stock options granted under the 1997 Stock Option Plan for the fiscal year ended August 31, 2000 to each executive officer whose aggregate remuneration is set forth above.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS

------------------------------------------------------------------------------------------------------------------
         (a)               (b)                       (c)                                (d)            (e)
                           NUMBER OF                 % OF TOTAL
                           SECURITIES                OPTIONS/SARS
                           UNDERLYING                GRANTED TO
                           OPTIONS/SARS              EMPLOYEES IN               EXERCISE OR BASE       EXPIRATION
         NAME              GRANTED (#)               FISCAL YEAR                PRICE ($/SH)           DATE
-----------------          -----------               ------------               ----------------       ----------
Bruce M. Miller                40,000                    20                         1.10                 8/7/05
Steven M. Besbeck              40,000                    20                         1.00                 8/7/05
James R. Helms                 40,000                    20                         1.00                 8/7/05

     The following table sets forth information as to stock options granted under the 1992 Incentive Plan, the 1992 Non-Qualified Plan and the 1997 Stock Option Plan, and the net value received from the exercise of options (market value of stock on the date of exercise, less the exercise price) by each executive officer whose aggregate remuneration is set forth above.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

         (a)               (b)                       (c)                        (d)                       (e)
                                                                                NUMBER OF
                                                                                SECURITIES                VALUE OF
                                                                                UNDERLYING                UNEXERCISED
                                                                                UNEXERCISED               IN-THE-MONEY
                                                                                OPTIONS/SARS AT           OPTIONS/SARS AT
                                                                                FY-END (#)                FY-END($)

                           SHARES ACQUIRED                                      EXERCISABLE/              EXERCISABLE/
NAME                       ON EXERCISE (#)           VALUE REALIZED ($)         UNEXERCISABLE             UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------
Bruce M. Miller              10,000                      10,000                 122,500 / 47,500              0 / 0
Steven M. Besbeck               0                           0                   122,500 / 47,500              0 / 0
James R. Helms               10,000                      14,750                 122,500 / 47,500              0 / 0


                        OTHER NON-QUALIFIED STOCK OPTIONS

     On March 5, 1992, the Board of Directors of the Company granted special one-time grants of stock options to the Chairman and senior officers of the Company, all of whom are also directors of the Company, to purchase up to 300,000 shares of the Company's Common Shares, for a period of five years from the date of grants, at an exercise price of $1.375 per share, the market price of the Common Shares on March 5, 1992. On February 6, 1997, the expiration date of the options was extended to December 31, 2000. On December 14,1998 the options were repriced to $.90 per share. On December 13, 2000, the expiration date of the options was extended to December 31, 2003. The market price of the Common Shares on December 13, 2000 was $.44 per share. The options are fully vested and are exercisable at $.90 per share. Special stock options were granted to Mr. Miller to purchase up to 100,000 Common Shares, to Mr. Besbeck to purchase up to 100,000 Common Shares, and to Mr. Helms to purchase up to 100,000 Common Shares.

                           PRINCIPAL SECURITY HOLDERS

                               SECURITY OWNERSHIP

     The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's Common Shares at December 15, 2000 of (i) each present Director or nominee for Director, (ii) all officers and Directors as a group, and (iii) each beneficial owner of more than five percent of the Company's Common Shares.

                                                                                                    COMMON SHARES
                                                                                                 BENEFICIALLY OWNED
                                                                                                 AT DECEMBER 1, 2000
                                                                                                 -------------------
                                                                                             NUMBER OF        PERCENT OF
                                                                                             SHARES(1)         CLASS(2)
                                                                                             ---------        ----------
Steven M. Besbeck (3)(8)............................................................          311,000              9.4%
James R. Helms (4)(8)...............................................................          179,300              5.4%
Bruce M. Miller (5)(8)..............................................................          407,500             12.3%
Lawrence S. Schmid (6)(10)..........................................................           20,000               .6%
Robert S. Fogerson, Jr. (7)(11).....................................................           19,000               .6%

All officers and Directors as a
  Group (3)(4)(5)(6)(7)(8)(9)(10)...................................................          936,800             26.2%

The Wall Street Group, Inc. (11)....................................................          160,000                5%

*        Less than 1%


FOOTNOTES:

(1)  Sole voting and investment control unless otherwise noted.
(2)  Unless otherwise indicated, does not include Common Shares issuable under:
     (a) employee stock option plans.
(3) Includes 122,500 Common Shares issuable under currently exercisable stock options held by Mr. Besbeck but excludes 47,500 Common Shares issuable under currently non-exercisable stock options held by Mr. Besbeck.
(4) Includes 122,500 Common Shares issuable under currently exercisable stock options held by Mr. Helms but excludes 47,500 Common Shares issuable under currently non-exercisable stock options held by Mr. Helms.
(5) Includes 122,500 Common Shares issuable under currently exercisable stock options held by Mr. Miller but excludes 47,500 Common Shares issuable under currently non-exercisable stock options held by Mr. Miller.
(6) Includes 17,500 Common Shares issuable under currently exercisable stock options held by Mr. Schmid, but excludes 27,500 Common Shares issuable under currently non-exercisable stock options held by Mr. Schmid.
(7) Includes 17,500 Common Shares issuable under currently exercisable stock options held by Mr. Fogerson but excludes 27,500 Common Shares issuable under currently non-exercisable stock options held by Mr. Fogerson.
(8) Mr. Bruce Miller's, Mr. Steven Besbeck's, and Mr. James Helms' address is 26115-A Mureau Road, Calabasas, CA 91302. (9) Mr. Lawrence Schmid's address is c/o Strategic Directions International, Inc., 6242 Westchester Parkway, Suite 100, Los Angeles, CA 90045.
(10) Mr. Robert Fogerson's address is 13100 Brenwood Circle, Minnetonka, MN
     55343.
(11) The Wall Street Group, Inc.'s address is 32 E. 57th Street, New York, NY 10022.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the American Stock Exchange (AMEX) reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon review of Forms 4 and 5 and amendments thereto furnished to the Company, during and with respect to the Company's most recent fiscal year ended August 31,2000, the Company believes that during the 2000 fiscal year all filing requirements applicable to its officers and directors and greater than 10% beneficial owners complied except that Messrs Miller, Besbeck, Helms, Fogerson, and Schmid were late in filing one Form 4 each, which reported the grant to each of them Stock Options pursuant to the Company's 1997 Stock Option Plan.


                             AUDIT COMMITTEE REPORT

     The following is the report of the audit committee with respect to the Company's audited financial statements for the fiscal year ended August 31,2000. Such financial statements include the consolidated balance sheets of the Company as of August 31, 2000 and 1999, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the three years in the period ended August 31, 2000, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

REVIEW WITH MANAGEMENT

     The audit committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended August 31, 2000 with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The audit committee has discussed with BDO Seidman, LLP, the Company's independent certified public accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards), which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

     The audit committee has also received written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with BDO Seidman, LLP its independence from the Company.

CONCLUSION

Based on the review and discussions referred to above, the committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2000.

SUBMITTED BY THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

Robert S. Fogerson, Jr.
Lawrence S. Schmid
Bruce M. Miller



      RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected BDO Seidman, LLP, independent certified public accountants, to serve as the Company's auditors for the fiscal year ending August 31, 2001. BDO Seidman, LLP has served as the Company's independent certified public accountants for its last ten fiscal years.

     A representative of BDO Seidman, LLP is expected to be available at the meeting of shareholders to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so. The Board of Directors recommends the ratification of its selection of BDO Seidman, LLP to serve as the Company's independent certified public accountants for the fiscal year ending August 31, 2001.

     Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented and voting at the Annual Meeting. The Board of Directors recommends that shareholders vote FOR the proposal.


                              SHAREHOLDER PROPOSALS

     Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by the Secretary of the Company (at 26115-A Mureau Road, Calabasas, California 91302) no later than September 16, 2001 in order to be included in the Company's proxy statement and form of proxy relating to that meeting. Shareholder proposals that are not intended to be included in the Company's proxy materials for the annual meeting must be received by the Company no later than December 2, 2001.


                      AVAILABILITY OF REPORT ON FORM 10-KSB

     The Company has filed with the Securities and Exchange Commission and with the American Stock Exchange, Inc., an Annual Report on Form 10-KSB under the Securities Exchange Act of 1934 for the fiscal year ended August 31, 2000. Upon written request, the Company will furnish any shareholder a copy of the Annual Report on Form 10-KSB including the financial statements and schedules, without charge. Any such written request may be addressed to: Corporate Secretary of the Company at 26115-A Mureau Road, Calabasas, California, 91302.


                                  MISCELLANEOUS

     This solicitation is made on behalf of the Board of Directors of the Company, and its cost (including preparing and mailing of the notice, this Proxy Statement and the form of proxy) will be paid by the Company. The Company will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to their principals and will reimburse them for their reasonable expenses in so doing. To the extent necessary in order to assure sufficient representation at the Meeting, officers and regular employees of the Company may solicit the return of proxies by mail, telephone, telegram and personal interview. No compensation in addition to regular salary and benefits will be paid to any such officer or regular employee for such solicitation.

     Where information contained in this Proxy Statement rests peculiarly within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person.


                                       By Order of the Board of Directors,


                                       /s/  JAMES R. HELMS

                                       James R. Helms
                                       SECRETARY

APPENDIX A

                      CREATIVE COMPUTER APPLICATIONS, INC.
                      AUDIT COMMITTEE CHARTER AND FUNCTIONS


MISSION STATEMENT

     The audit committee will assist the board of directors in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process, and the company's process for monitoring compliance with laws and regulations and with the code of conduct. In performing its duties, the committee will maintain effective working relationships with the board of directors, management, and the external auditors. To effectively perform his or her role, each committee member will obtain an understanding of the detailed responsibilities of committee membership as well as the company's business, operations, and risks.

ORGANIZATION

     The Audit Committee shall be comprised of at least three directors at least two of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. The Board shall elect a chairman to preside over the audit committee.

MEETINGS

     The Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed. If circumstances arise that require the attention of the Committee, the Chair should meet with the independent accountants and management quarterly to review the Corporations financials.

ROLES AND RESPONSIBILITIES

INTERNAL CONTROL
-    Evaluate the capability of financial and accounting management
- Focus on the extent to which external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown
- Review independent and internal auditors' recommendations for improving internal control, and determine if the recommendations made by external auditors have been implemented by management
- Ensure that the external auditors keep the audit committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters

FINANCIAL REPORTING

                                     GENERAL
- Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements
- Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks

ANNUAL FINANCIAL STATEMENTS
- Review the annual financial statements and determine whether they are complete and consistent with the information known to committee members; assess whether the financial statements reflect appropriate accounting principles
- Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures
- Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of obsolete or slow-moving inventory; loan losses; warranty, product, and environmental liability; litigation reserves; and other commitments and contingencies
- Meet with management and the external auditors to review the financial statements and the results of the audit
- Consider management's handling of proposed audit adjustments identified by the external auditors
- Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members' knowledge about the company and its operations
- Ensure that the external auditors communicate certain required matters to the committee

INTERIM FINANCIAL STATEMENTS
- Be briefed on how management develops and summarizes quarterly financial information, the extent to which the external auditors review quarterly financial information, and whether that review is performed on a pre- or post-issuance basis
- Meet with management and, if a pre-issuance review was completed, with the external auditors, either telephonically or in person, to review the interim financial statements and the results of the review (this may be done by the committee chairperson or the entire committee)
- To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management and from the external auditors on whether:
     - Actual financial results for the quarter or interim period varied significantly from budgeted or projected results
     - Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the company's operations and financing practices
     - Generally accepted accounting principles have been consistently applied
     - There are any actual or proposed changes in accounting or financial reporting practices
     -    There are any significant or unusual events or transactions
     - The company's financial and operating controls are functioning effectively
     - The company has complied with the terms of loan agreements or security indentures
     - The interim financial statements contain adequate and appropriate disclosures
- Ensure that the external auditors communicate certain required matters to the committee

COMPLIANCE WITH LAWS AND REGULATIONS

- Review the effectiveness of the system for monitoring compliance with laws and regulations, and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities

- Periodically obtain updates from management, general counsel, and tax advisor regarding compliance

- Review the findings of any examinations by regulatory agencies, such as the Securities and Exchange Commission

EXTERNAL AUDIT
-    Review the external auditors' proposed audit scope and approach
- Review the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors
- Review and confirm the independence of the external auditors by reviewing the non-audit services provided and the auditors' assertion of their independence in accordance with professional standards

OTHER RESPONSIBILITIES
- Meet with the external auditors, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately

- Ensure that significant findings and recommendations made by the external auditors are received and discussed on a timely basis
- Review, with the company's counsel, any legal matters that could have a significant impact on the company's financial statements
- Review the policies and procedures in effect for considering officers' expenses and perquisites o Perform other oversight functions as requested by the full board
-    Review and update the charter; receive approval of changes from the board

REPORTING RESPONSIBILITIES
- Regularly update the board of directors about committee activities and make appropriate recommendations.
- Keep minutes and issue reports documenting its conclusions and recommendations.

                                     PROXY
                    CREATIVE COMPUTER APPLICATIONS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, a shareholder of Creative Computer Applications, Inc., a California corporation, hereby appoints BRUCE M. MILLER and STEVEN M. BESBECK, or either of them, the proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote for the undersigned all the Creative Computer Applications, Inc. Common Shares held of record on January 5, 2001, by the undersigned at the Annual Meeting of Shareholders to be held on February 26, 2001 or any adjournment or postponement thereof as follows on the reverse side of this proxy card:

                          (CONTINUED ON REVERSE SIDE)

                           Please date, sign and mail
                          your Proxy card back as soon
                                  as possible!

                         Annual Meeting of Shareholders
                      CREATIVE COMPUTER APPLICATIONS, INC.

                                February 26, 2001




            FOR all nominees            WITHHOLD
             Listed at right           AUTHORITY
          (except as marked to        to vote for all
           the contrary below)    nominees listed at right


1. ELECTION     /  /                      /  /           NOMINEES:
   OF
   DIRECTORS

INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO
VOTE FOR ANY INDIVIDUAL NOMINEE(S) WRITE            / /  Steven M. Besbeck
THAT NOMINEE'S NAME ON THE LINE BELOW.              / /  James R. Helms
To vote cumulatively, set forth the allocated       / /  Bruce M. Miller
number of votes in the space provided opposite      / /  Lawrence S. Schmid
 each nominee's name.  See Proxy Statement          / /  Robert S. Fogerson, Jr.


                                                   FOR     AGAINST    ABSTAIN

2. RATIFICATION of the appointment of
   BDO Seidman, LLP as the Company's               /  /      /  /       /  /
   independent Accountants for the fiscal year.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

   THE PROXY REPRESENTD BY THIS PROXY CARD, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED AND FOR EACH OF THE PROPOSALS.

   IF BOTH THE PROXIES SHALL BE PRESENT IN PERSON OR BY SUBSTITUE, EITHER OF THE PROXIES SO PRESENT AND VOTING SHALL AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.

   PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY.



                           I will attend  /  /      I will not attend the  /  /
                                                    Annual Meeting of
                                                    Shareholders.


SIGNATURE_________   Date ________, 2000  ________ Date________, 2000
                                          SIGNATURE IF HELD JOINTLY

NOTE: Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.